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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):
                                    June 20, 1996
                                    -------------

               AMRESCO Residential Securities Corporation on behalf of:

        AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-3
        ---------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



         New York                      33-99346.03              Pending
(State or Other Jurisdiction           (Commission         (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)

    c/o Bankers Trust Company
       of California, N.A.
    3 Park Plaza, 16th Floor
    Irvine, California                                           92714
(Address of Principal Executive Offices)                       (Zip Code)



          Registrant's telephone number, including area code (909) 605-7600
                                                             --------------

                                      No Change
         ------------------------------------------------------------
            (Former name or former address, if changed since last report)

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


Item 5.  OTHER EVENTS.
    Information relating to the distributions to Certificateholders for the period from August 30, 1996 to September 25, 1996 (the "Monthly Period") of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-3 (the "Registrant" or "Trust") in respect of the Mortgage Loan Asset Backed Certificates, Series 1996-3, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of mortgage loans, and the subordinated amount remaining), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996, among AMRESCO Residential Securities Corporation in its capacity as Depositor, AMRESCO Residential Mortgage Corporation in its capacity as the Seller, Long Beach Mortgage Company and Advanta Mortgage Corp. USA as the Servicers, and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the trustee.


Item 7.  EXHIBIT.

    Monthly Report for the Monthly Period relating to the Certificates issued by the Trust.


                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        By:   AMRESCO Residential Securities Corporation

                         By: /s/Ronald B. Kirkland
                             ----------------------------
                            Name:      Ronald B. Kirkland
                            Title:          Vice President and
                                       Chief Accounting Officer



Dated:  October 4, 1996

                   AMRESCO RESIDENTIAL SECURITIES CORPORATION
                               MORTGAGE LOAN TRUST
                                  SERIES 1996-3


                         STATEMENT TO CERTIFICATEHOLDERS

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                                                      DISTRIBUTIONS IN DOLLARS

                               PRIOR                                                                                   CURRENT
             ORIGINAL        PRINCIPAL                                                     REALIZED    DEFERRED       PRINCIPAL
CLASS      FACE VALUE         BALANCE         INTEREST        PRINCIPAL       TOTAL         LOSSES     INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A-1      70,892,000.00     67,624,322.49     310,860.56     1,510,849.70   1,821,710.26       0.00        0.00       66,113,472.79
A-2      27,106,000.00     27,106,000.00     158,118.33             0.00     158,118.33       0.00        0.00       27,106,000.00
A-3      34,146,000.00     34,146,000.00     207,721.50             0.00     207,721.50       0.00        0.00       34,146,000.00
A-4      17,049,000.00     17,049,000.00     106,201.06             0.00     106,201.06       0.00        0.00       17,049,000.00
A-5      22,626,000.00     22,626,000.00     142,355.25             0.00     142,355.25       0.00        0.00       22,626,000.00
A-6      26,857,000.00     26,857,000.00     176,249.06             0.00     176,249.06       0.00        0.00       26,857,000.00
A-7      26,205,000.00     26,205,000.00     176,337.81             0.00     176,337.81       0.00        0.00       26,205,000.00
A-8      42,196,000.00     40,624,591.60     194,532.55     1,101,622.27   1,296,154.82       0.00        0.00       39,522,969.33
B-IO              0.00              0.00           0.00             0.00           0.00       0.00        0.00                0.00
R                 0.00              0.00           0.00             0.00           0.00       0.00        0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS  267,077,000.00    262,237,914.09   1,472,376.12     2,612,471.97   4,084,848.09       0.00        0.00      259,625,442.12
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



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               FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                    PASS-THROUGH
                                                                                                                    RATES
                              PRIOR                                                        CURRENT
                            PRINCIPAL                                                     PRINCIPAL
CLASS        CUSIP           BALANCE         INTEREST       PRINCIPAL       TOTAL          BALANCE         CURRENT          NEXT
----------------------------------------------------------------------------------------------------------------------------------
A-1        03215PAJ8        953.906259       4.384988       21.311991     25.696979       932.594267      5.516250%      5.610000%
A-2        03215PAK5      1,000.000000       5.833333        0.000000      5.833333     1,000.000000      7.000000%      7.000000%
A-3        03215PAL3      1,000.000000       6.083333        0.000000      6.083333     1,000.000000      7.300000%      7.300000%
A-4        03215PAM1      1,000.000000       6.229167        0.000000      6.229167     1,000.000000      7.475000%      7.475000%
A-5        03215PAN9      1,000.000000       6.291667        0.000000      6.291667     1,000.000000      7.550000%      7.550000%
A-6        03215PAP4      1,000.000000       6.562500        0.000000      6.562500     1,000.000000      7.875000%      7.875000%
A-7        03215PAQ2      1,000.000000       6.729167        0.000000      6.729167     1,000.000000      8.075000%      8.075000%
A-8        03215PAR0        962.759304       4.610213       26.107268     30.717481       936.652036      5.746250%      5.840000%
R-IO                          0.000000       0.000000        0.000000      0.000000         0.000000      0.000000%      0.000000%
  R                           0.000000       0.000000        0.000000      0.000000         0.000000      0.000000%      0.000000%
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
DEPOSITOR:                   AMRESCO Residential Securities Corporation         ADMINISTRATOR:                    Timothy Lewis
SERVICERS:                       Long Beach Mortgage/Advanta Mortgage                                         Bankers Trust Company
LEAD UNDERWRITER:                  Prudential Securities Incorporated                                             3 Park Plaza
RECORD DATE:                               August 30, 1996                                                      Irvine, CA 92714
DISTRIBUTION DATE:                       September 25, 1996                     FACTOR INFORMATION:              (800) 735-7777
----------------------------------------------------------------------------------------------------------------------------------

                                        -C- COPYRIGHT 1996 Bankers Trust Company

                   AMRESCO RESIDENTIAL SECURITIES CORPORATION
                               MORTGAGE LOAN TRUST
                                  SERIES 1996-3


                         STATEMENT TO CERTIFICATEHOLDERS

----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION DATE:       SEPTEMBER 25, 1996
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                                                                                  GROUP 1             GROUP 2              TOTALS
                                                                                  -------             -------              -------
SERVICER ADVANCES:
     INTEREST                                                                   683,425.99          130,340.83          813,766.82
     PRINCIPAL                                                                   50,357.57            7,717.84           58,075.41

ACCRUED SERVICING FEE FOR TUE CURRENT PERIOD:                                    91,511.50           16,402.01          107,913.51
PLUS ADDITIONAL SERVICING COMPENSATION:                                               0.00                0.00                0.00
                                                                                ----------          ----------          ----------
TOTAL SERVICING FEES DUE MASTER SERVICER:                                        91,511.50           16,402.01          107,913.51

LESS: AMOUNTS TO COVER INTEREST SHORTFALLS:                                         288.73              386.86              675.59
LESS: DELINQUENT SERVICE FEES:                                                   36,338.25            6,723.14           43,061.39
                                                                                ----------          ----------          ----------
COLLECTED SERVICING FEES FOR CURRENT PERIOD:                                     54,884.52            9,292.01           64,176.53
                                                                                  0.205501            0.034792            0.240292

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DELINQUENT AND                                                                                         LOANS             LOANS
FORECLOSURE LOAN                   30 TO 59             60 TO 89           90 PLUS                      IN                IN
INFORMATION *                        DAYS                 DAYS               DAYS                   BANKRUPTCY        FORECLOSURE
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
GROUP 1 (Fixed Rate)
--------------------
PRINCIPAL BALANCE                6,180,241.20        1,148,132.96        2,450,017.21               913,004.21        1,297,353.51
NUMBER OF LOANS                            70                  18                  33                       10                  19
                                        2.78%               0.52%               1.10%                    0.41%               0.58%
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GROUP 2 (ADJUSTABLE RATE)
-------------------------
PRINCIPAL BALANCE                1,173,738.66        1,210,563.15          793,352.26               160,902.49          569,060.68
NUMBER OF LOANS                            16                  10                  10                        3                   7
                                        2.95%               3.04%               1.99%                    0.40%               1.43%
----------------------------------------------------------------------------------------------------------------------------------

TOTAL
------
PRINCIPAL BALANCE                7,353,979.86        2,358,696.11        3,243,369.47             1,073,906.70        1,866,414.19
NUMBER OF LOANS                            86                  28                  43                       13                  26
                                        2.81%               0.90%               1.24%                    0.41%               0.71%
----------------------------------------------------------------------------------------------------------------------------------

*DELINQUENCIES ARE INCLUSIVE OF FORECLOSURES AND BANKRUPTCIES

REALIZED LOSS INFORMATION:


                                                    GROUP 1     GROUP 2    TOTAL
                    ------------------------------------------------------------
                    PRIOR REALIZED LOSSES:           0.00        0.00       0.00
                     PLUS: CURRENT REALIZED LOSSES   0.00        0.00       0.00
                                                     ---------------------------
                    CUMULATIVE REALIZED LOSSES:      0.00        0.00       0.00
                                                     ---------------------------
                                                     ---------------------------
                    ------------------------------------------------------------

                                        -C- COPYRIGHT 1996 Bankers Trust Company

                   AMRESCO RESIDENTIAL SECURITIES CORPORATION
                               MORTGAGE LOAN TRUST
                                  SERIES 1996-3

                         STATEMENT TO CERTIFICATEHOLDERS

----------------------------------------------------------------------------------------------------------------------------------

Distribution Date:  September 25, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                           GROUP 1                  GROUP 2                 TOTALS
                                                                           -------                  -------                 ------
BEGINNING NUMBER OF LOANS:                                                  2253                      412                     2665
ENDING NUMBER OF LOANS:                                                     2241                      402                     2643

BEGINNING PRINCIPAL BALANCE OF POOL:                              223,010,433.81            40,809,626.52           263,820,060.33
ENDING PRINCIPAL BALANCE OF POOL:                                 221,959,457.14            39,833,326.27           261,792,783.41
   GROUP FACTOR:                                                       98.427360%               94.396989%               97.792060%

LARGEST LOAN BALANCE:                                                 496,107.60               486,272.76               982,380.36
WEIGHTED AVERAGE TERM TO MATURITY:                                         334.0                    352.0                      343
CURRENT WEIGHTED AVERAGE MORTGAGE RATE:                                 9.953760%                9.984241%                9.958475%
NEXT WEIGHTED AVERAGE MORTGAGE RATE:                                    9.950161%               10.097285%                9.972547%

PRINCIPAL PREPAYMENTS:
  NUMBER OF LOANS (IF PAID IN FULL):                                          12                       10                       22
  PRINCIPAL BALANCE:                                                  916,229.98               956,218.68             1,872,448.66
  AMOUNT PER $1000 CERTIFICATE:                                         4.074288                22.661358                 7.010894

PREPAYMENT INTEREST SHORTFALL AMOUNT INCLUDED IN DISTRIBUTION:            288.73                   386.86                   675.59
NONCOVERED PREPAYMENT INTEREST SHORTFALL FOR THIS DISTRIBUTION:             0.00                     0.00                     0.00

REO PROPERTY INFORMATION:
  BOOK VALUE OF REAL ESTATE ACQUIRED ThROUGH FORECLOSURE:                   0.00                     0.00                     0.00
  AGGREGATE PRINCIPAL BALANCE OF REO LOANS:                                 0.00                     0.00                     0.00
  NUMBER OF REO LOANS:                                                         0                        0                        0

AVAILABLE FUNDS:                                                    2,809,292.19             1,299,442.55             4,108,734.74
INSURED PAYMENT:                                                            0.00                     0.00                     0.00

CLASS A PRINCIPAL DISTRIBUTION BREAKDOWN:
  SCHEDULED PRINCIPAL:                                                134,746.69                20,081.57               154,828.26
  PRINCIPAL PREPAYMENTS:                                              792,084.95               954,906.44             1,746,991.39
  CURTAILMENTS:                                                       124,145.03                 1,312.24               125,457.27
  SUBORDINATION INCREASE AMOUNT:                                      459,873.03               125,322.02               585,195.05
  PRE-FUNDED AMOUNTS DISTRIBUTED AS PREPAYMENTS:                            0.00                     0.00                     0.00
                                                                    --------------------------------------------------------------
  TOTALS:                                                           1,510,849.70             1,101,622.27             2,612,471.97


REMAINING PRE-FUNDING AMOUNT AVAILABLE:                                     0.00                     0.00                     0.00
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
                                        -C- COPYRIGHT 1996 Bankers Trust Company

                   AMRESCO RESIDENTIAL SECURITIES CORPORATION
                               MORTGAGE LOAN TRUST
                                  SERIES 1996-3


                         STATEMENT TO CERTIFICATEHOLDERS

----------------------------------------------------------------------------------------------------------------------------------

Distribution Date:  September 25, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                       GROUP 1                  GROUP 2                  TOTALS
                                                                       -------                  -------                  ------
SUBORDINATION AMOUNTS:

 SUBORDINATED AMOUNT after all payments and transfers:              1,856,984.35               310,356.94             2,167,341.29
 REQUIRED SUBORDINATION AMOUNT:                                     6,201,410.91             1,012,743.98             7,214,154.90
 EXCESS SUBORDINATION AMOUNT:                                               0.00                     0.00                     0.00
 SUBORDINATION DEFICIT:                                                     0.00                     0.00                     0.00

UNREIMBURSED MONTHLY ADVANCES:                                              0.00                     0.00                     0.00


CUMULATIVE LOSS PERCENTAGE:                                             0.000000%                0.000000%                0.000000%
90+ DELINQUENCY PERCENTAGE:                                             0.466073%                1.423346%                1.889419%

INSURER PREMIUM AMOUNT:                                                20,366.62                 3,245.22                23,611.84
TRUSTEE FEE AMOUNT:                                                       232.30                    42.51                   274.81


ONE-MONTH LIBOR ON TUE MOST RECENT ONE-MONTH LIBOR DETERMINATION DATE:                                                    5.406250%
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

                                        -C- COPYRIGHT 1996 Bankers Trust Company